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                                                                    EXHIBIT 21.1



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                           SUBSIDIARIES OF REGISTRANT


         TRUCK (IN) QRS 14-3, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME TRUCK (IN) QRS 14-3, INC.

         BEST (CA) QRS 14-4, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BEST (CA) QRS 14-4, INC.

         META (CA) QRS 14-6, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME META (CA) QRS 14-6, INC.

         BAC (MO) QRS 14-10, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BAC (MO) QRS 14-10, INC.

         CONDUCTOR (CA) QRS 14-11, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CONDUCTOR (CA) QRS 14-11, INC.

         CBS (PA) QRS 14-12, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CBS (PA) QRS 14-12, INC.

         QRS 14-PAYING AGENT, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QRS 14-PAYING AGENT, INC.

         MOLD (AZ) QRS 14-13, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MOLD (AZ) QRS 14-13, INC.

         THEATRE (DE) QRS 14-14, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME THEATRE (DE) QRS 14-14, INC.

         COMP (TX) QRS 14-15, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME COMP (TX) QRS 14-15, INC.

         PLAY (CA) QRS 14-16, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PLAY (CA) QRS 14-16, INC.

         NOR (GA) QRS 14-17, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME NOR (GA) QRS 14-17, INC.

         CONSTRUCT (CA), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CONSTRUCT (CA), INC.

         FAST (DE) QRS14-22, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FAST (DE) QRS14-22, INC.

         STORAGE (DE) QRS 14-23, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME STORAGE (DE) QRS 14-23, INC.

         MOVIE (VA) QRS 14-24, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MOVIE (VA) QRS 14-24, INC.

         FRAME (TX) QRS 14-25, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FRAME (TX) QRS 14-25, INC.

         PANE (TX) QRS 14-26, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PANE (TX) QRS 14-26, INC.

         WU (AZ) QRS 14-27, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WU (AZ) QRS 14-27, INC.

         FIT (UT) QRS 14-28, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FIT (UT) QRS 14-28, INC.

         STOP (IL) QRS 14-30, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME STOP (IL) QRS 14-30, INC.


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